EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HKN, Inc. (the “Company”) on Form 10-Q/A for the period ending September 30, 2012 as filed with the Securities and Exchange Commission, I, Mikel D. Faulkner, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mikel D. Faulkner
Mikel D. Faulkner
Chief Executive Officer
December 5, 2012

A signed original of this written statement required by Section 906 has been provided to HKN, Inc. and will be retained by HKN, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.